SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

MICROSTRATEGY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On April 27, 2004, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2004 and providing additional outlook and financial guidance information. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Document
99.1	Press release regarding the Company’s first quarter financial results, dated as of April 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004	MicroStrategy Incorporated (Registrant)

	By:	/s/ ERIC F. BROWN
	Name:	Eric F. Brown
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press release regarding the Company’s first quarter financial results, dated as of April 27, 2004